UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2012

VAPOR CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-19001	84-1070932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road, Dania Beach, Florida		33312
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 766-5351

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 7, 2012, Vapor Corp. (the “Company”) issued a press release with respect to the Company’s June 5, 2012 filing of a non-provisional patent for a “Padded Cartridge For An Electronic Cigarette Apparatus” with the U.S. Patent and Trademark Office based upon it’s previously filed provisional patent application.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 7, 2012 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP. (Registrant)

By:	/s/ Harlan Press
Harlan Press
Chief Financial Officer

Date: June 7, 2012

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated June 7, 2012 issued by the Company.